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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported):  June 27, 2000


                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-21696                   22-3106987
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
             (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400



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ITEM 5. OTHER EVENTS.

         On June 28, 2000, the Registrant publicly disseminated a press release announcing that the Registrant had entered into two common stock purchase agreements for the sale of up to an aggregate of 3,480,851 shares of Common Stock. The shares had been registered pursuant to an effective Registration Statement on Form S-3. Pursuant to one common stock purchase agreement, the Registrant has issued 680,851 shares of Common Stock to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington") at a purchase price of $11.75 per share for a total purchase price of $8,000,000. The Registrant may sell up to an additional 2,800,000 shares of Common Stock, at a small discount to the market price, to Acqua Wellington pursuant to another common stock purchase agreement for up to an additional $75,000,000.

         The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference, (i) the Common Stock Purchase Agreement, dated as of June 27, 2000, by and between the Registrant and the Purchaser named therein, attached hereto as Exhibit 10.1,
(ii) the Common Stock Purchase Agreement, dated as of June 27, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd., a copy of which is attached hereto as Exhibit 10.2, and (iii) the Registrant's press release dated June 28, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)      Financial statements of business acquired. Not applicable.

   (b)      Pro Forma financial information. Not applicable.

   (c)      Exhibits.


            10.1 Common Stock Purchase Agreement, dated as of June 27, 2000, by and between the Registrant and the Purchaser named therein.

            10.2 Common Stock Purchase Agreement, dated as of June 27, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd.

            99.1  The Registrant's Press Release dated June 28, 2000.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ARIAD PHARMACEUTICALS, INC.



                                          By:  /s/ Jay R. LaMarche
                                               ---------------------------------
                                               Jay R. LaMarche
                                               Executive Vice President and
                                               Chief Financial Officer


Date:  July 7, 2000

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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
10.1         Common Stock Purchase Agreement, dated as of June 27, 2000, by and between the Registrant and the Purchaser named therein.

10.2 Common Stock Purchase Agreement, dated as of June 27, 2000, by and between the Registrant and Acqua Wellington North American
             Equities Fund, Ltd.

99.1         The Registrant's Press Release dated June 28, 2000.
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